EXHIBIT (21)

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

Subsidiaries of the Registrant

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2009. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

AB Tudor Hellesens [Sweden]
Agile Pursuits Franchising, Inc. [Ohio]
Agile Pursuits, Inc. [Ohio]
An-Pro Company [Ohio]
Arbora & Ausonia, S.L. [Spain]
Arbora, S.A. [Spain]
Becruz, S.A. de C.V. [Mexico]
Belcosa Distribuidora de Cosméticos Ltda. [Brazil] (*)
Belfam Industria Cosmetic S.A. [Brazil]
Braun (Shanghai) Co., Ltd. [China]
Braun (Shanghai) International Trading Co., Ltd. [China]
Braun GmbH [Germany]
Braun Oral-B Ireland Limited [Ireland] (*)
Braun-Gillette Immobilien GmbH & Co. KG [Germany]
CAMADA Grundstücks-GmbH & Co. oHG [Germany] (*)
Capella OOO [Russia]
Celtic Insurance Company Limited [Bermuda] (*)
Chemo Laboratories Manufacturing Sdn. Bhd. [Malaysia]
China Battery Limited [Hong Kong]
Clairol Limited [U.K.]
Clivia Publicidade Ltda. [Brazil] (*)
Compania Giva, S.A. [Delaware]
Compania Procter & Gamble Mexico, S. de R.L. de C.V. [Mexico]
Consumer Studies, Inc. [Massachusetts]
Corporativo Procter & Gamble, S. de R.L. de C.V. [Mexico]
Corpydes S.A. de C.V. [Mexico]
Cosmedica CA [Venezuela]
Cosmetic Products Pty. Ltd. [Australia]
Cosmetic Research Bureau, Inc. [Delaware]
Cosmetic Suppliers Pty. Ltd. [Australia]
Cosmetics Beauty Inc. [New Jersey] (*)
Cosmital S.A. [Switzerland] (*)
Cosmonor Distribuidora de Cosmeticos Ltda. [Brazil] (*)
Cosmopolitan Cosmetics China Ltd. [Hong Kong] (*)
Cosmopolitan Cosmetics GmbH [Germany]
Cosmopolitan Cosmetics K.K. [Japan]
Cosmopolitan Cosmetics Korea Co., Ltd [South Korea]
Cosmopolitan Cosmetics Ltd. [Hong Kong] (*)
Cosmopolitan Cosmetics SA [France]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2009. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Crest Toothpaste Inc. [Canada]
Detergent Products A.G. [Switzerland] (*)
Dicosma Distribuidora de Cosmeticos Ltda. [Brazil] (*)
District Pet Imaging, LLC [Ohio]
Duracell (1993) Ltd. [U.K.]
Duracell (China) Ltd. [China]
Duracell Batteries B.V.B.A. [Belgium]
Duracell Batteries Ltd. [U.K.]
Duracell do Brasil Industria e Comercio Ltda. [Brazil]
Eastern European Supply Company [Ukraine]
Escada Cosmetics Ltd. [Korea]
European Beauty Products (U.K.) Limited [U.K.]
Fameccanica Data S.p.A. [Italy]
Fameccanica Machinery (Shanghai) Co., Ltd. [China]
Fameccanica Partecipacoes Ltda. [Brazil]
Fater S.p.A. [Italy]
FF Trademark, LLC [Delaware]
Finco do Brasil Fomento Comercial Ltda. [Brazil] (*)
FINCO Holdings (BVI) Inc. [British Virgin Islands] (*)
FINPAR-Finco do Brasil Participacoes Ltda. [Brazil] (*)
Foreign Company “Procter & Gamble” [Belarus]
Fountain Square Music Publishing Co., Inc. [Ohio]
FPG Oleochemicals Sdn. Bhd. [Malaysia]
Frederic Fekkai & Co., LLC [Delaware]
Frederic Fekkai & Company (Soho), LLC [New York]
Frederic Fekkai (Mark NY), LLC [Delaware]
Frederic Fekkai Beverly Hills, LLC [Calfornia]
Frederic Fekkai Dallas, LLC [Delaware]
Frederic Fekkai Greenwich, LLC [Delaware]
Frederic Fekkai Las Vegas, LLC [Delaware]
Frederic Fekkai Melrose Place, LLC [California]
Frederic Fekkai New York, LLC [New York]
Frederic Fekkai NY II, LLC [Delaware]
Frederic Fekkai Palm Beach, LLC [Florida]
Frederic Holding Co. [Delaware]
Frederic, LLC [Delaware]
Fruehling Cosmetics Co. Ltd. [Thailand]
Fujian Nanping Nanfu Battery Co., Ltd. [China]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2009. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Gala Cosmetics International Limited [U.K.]
Gilfin B.V. [Netherlands] (*)
Gilfin Holding B.V. [Netherlands] (*)
Gillette (China) Ltd. [China]
Gillette (Shanghai) Ltd. [China]
Gillette (Shanghai) Sales Company Limited [China]
Gillette Aesop Ltd. [U.K.]
Gillette Australia Pty. Ltd. [Australia]
Gillette Canada Holdings, Inc. [Delaware]
Gillette Canada Overseas Holding Company [Canada]
Gillette Central Services Limited [U.K.]
Gillette Commercial Operations North America [Massachusetts]
Gillette Czech and Ukraine Holding, LLC [Ohio]
Gillette de Mexico, Inc. [Delaware]
Gillette del Uruguay, S.A. [Uruguay]
Gillette Deutschland GmbH & Co. oHG [Germany]
Gillette Distribution Ltd. [Egypt]
Gillette Diversified Operations Pvt. Ltd. [India]
Gillette Dominicana, S.A. [Dominican Republic]
Gillette Egypt S.A.E. [Egypt]
Gillette European Services Centre Ltd. [U.K.]
Gillette Financial Holding B.V. [Netherlands] (*)
Gillette Group (Europe) Holdings B.V. [Netherlands] (*)
Gillette Group India Private Limited [India]
Gillette Group UK Ltd [U.K.]
Gillette Holding Company, Inc. [Delaware]
Gillette Holding GmbH [Germany]
Gillette India Limited [India]
Gillette Industries Ltd. [U.K.]
Gillette International B.V. [Netherlands]
Gillette Korea Holding B.V. [Netherlands] (*)
Gillette Latin America Holding B.V. [Netherlands]
Gillette Management LLC [Delaware]
Gillette Nova Scotia Company [Canada]
Gillette Pakistan Limited [Pakistan]
Gillette Poland International sp. zo.o. [Poland]
Gillette Poland S.A. [Poland]
Gillette Products Private Limited [India]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2009. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Gillette Puerto Rico LLC [Puerto Rico]
Gillette Safety Razor Company [Massachusetts]
Gillette Sanayi ve Ticaret A.S. [Turkey]
Gillette Southern Cone, LLC [Ohio] (*)
Gillette U.K. Limited [U.K.]
Giorgio Beverly Hills, Inc. [Delaware]
Global Business Services de Costa Rica Limitada [Costa Rica]
Graham Webb International, Inc. [Delaware]
Gresham Cosmetics Pty. Ltd. [Australia]
Grupo Gillette, S. de R.L. de C.V. [Mexico] (*)
HDS Cosmetics Lab Inc. [Delaware]
Herman Lepsoe A/S [Norway] (*)
Hikari Biyo Kagaku Co. Ltd. [Japan]
Humatro Corporation [Delaware]
Hyginett KFT [Hungary]
Iams Europe B.V. [Netherlands]
Iams Pet Food International N.V. [Netherlands]
Iams Pet Imaging, LLC [Ohio]
Industries Marocaines Modernes SA [Morocco]
Intpropco S.A. [Switzerland] (*)
Juvian Fabric Care Corporation [Ohio]
Kadabell GmbH [Germany]
Kadabell GmbH & Co. KG [Germany]
Laboratorios Vicks, S.L. [Spain]
Liberty Street Music Publishing Company, Inc. [Ohio]
Limited Liability Company ‘Procter & Gamble Trading Ukraine’ [Ukraine]
LLC “Procter & Gamble Novomoskovsk” [Russia]
LLC “Procter & Gamble Services” [Russia]
LLC “Procter & Gamble” [Russia]
Londa GmbH [Germany]
Londa Kosmetika OOO [Russia]
Londa Rothenkirchen Produktions GmbH [Germany]
Marcosma Distribuidora de Cosméticos Ltda [Brazil] (*)
Marcvenca Inversiones, C.A. [Venezuela]
Max Factor & Co. [Delaware]
MDVIP, Inc. [Delaware]
Metropolitan Cosmetics GmbH [Germany]
Mining Consultants (India) Private Ltd. [India] (*)

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2009. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Modern Hairdressing Supplies (Pty) Ltd. [South Africa] (*)
Modern Holdings (Pty) Ltd. [South Africa] (*)
Modern Industries Company - Dammam [Saudi Arabia]
Modern Products Company - Jeddah [Saudi Arabia]
Muehlens GmbH & Co. KG [Germany]
Neoblanc-Produtos de Higiene e Limpeza Lda. [Portugal]
Nexus Mercantile Private Ltd. [India]
Nioxin Management, Inc. [Georgia]
Nioxin Research Laboratories, Inc. [Georgia]
North Carolina Pet Imaging, LLC [Ohio]
Noxell Corporation [Maryland]
Olay LLC [Puerto Rico]
Ondal France SARL [France]
Ondelle S.A.(Pty) Ltd. [South Africa] (*)
Oral-B Laboratories Dublin LLC [Delaware] (*)
Oral-B Laboratories International LLC [Delaware]
Oral-B Laboratories Islands Ltd. [Cayman Islands] (*)
Oral-B Laboratories Newbridge LLC [Delaware] (*)
Oral-B Laboratories, G.P. [Delaware]
P&G Design Center Godo Kaisha [Japan]
P&G Distribution Morocco SAS [Morocco]
P&G Holding B.V. [Netherlands] (*)
P&G Indochina [Vietnam]
P&G Industrial Peru S.R.L. [Peru]
P&G Innovation Godo Kaisha [Japan]
P&G Israel Enterprise 2005 Ltd. [Israel]
P&G Israel M.D.O. Ltd. [Israel]
P&G Japan Holdings GK [Japan]
P&G K.K. [Japan]
P&G Max Factor Godo Kaisha [Japan]
P&G Northeast Asia Pte. Ltd. [Singapore] (*)
P&G Prestige Products [Russia] (*)
P&G Prestige Products GmbH [Austria]
P&G Prestige Products GmbH [Germany]
P&G Prestige Products Ltd. [U.K.]
P&G Prestige Products N.V. [Belgium]
P&G Prestige Products S.A.S. [France] (*)
P&G Prestige Products Singapore [Singapore] (*)

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2009. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

P&G Prestige Products Taiwan [Taiwan]
P&G Prestige Products, Inc. [Connecticut]
P&G South African Trading (Pty.) Ltd. [South Africa]
P&G-Clairol, Inc. [Delaware]
Pacific Beauty Care Pte. Ltd. [Singapore] (*)
PADOS Grundstücks-Vermietungsgesellschaft mbH & Co. Objekt Darmstadt KG [Germany]
Parfums Rochas S.A.S. [France]
Parkfin [U.K.] (*)
Phase II Holdings Corporation [Philippines]
PPS Hairwear Australia Pty. Ltd. [Australia]
Procter & Gamble (Chengdu) Ltd. [China]
Procter & Gamble (China) Ltd. [China]
Procter & Gamble (Egypt) Manufacturing Company [Egypt]
Procter & Gamble (Enterprise Fund) Limited [U.K.]
Procter & Gamble (Guangzhou) Ltd. [China]
Procter & Gamble (Health & Beauty Care) Limited [U.K.]
Procter & Gamble (L&CP) Limited [U.K.]
Procter & Gamble (Malaysia) Sdn Bhd [Malaysia]
Procter & Gamble (Manufacturing) Ireland Limited [Ireland]
Procter & Gamble (Shanghai) International Trade Company Ltd. [China]
Procter & Gamble (Singapore) Pte. Ltd. [Singapore]
Procter & Gamble Acquisition GmbH [Germany]
Procter & Gamble Albania Ltd. [Albania]
Procter & Gamble Algeria EURL [Algeria]
Procter & Gamble Amazon Holding B.V. [Netherlands] (*)
Procter & Gamble Amiens S.A.S. [France]
Procter & Gamble Argentina SRL [Argentina]
Procter & Gamble Asia Holding B.V. [Netherlands]
Procter & Gamble Asia Pte. Ltd. [Singapore]
Procter & Gamble Asia Pte. Ltd. [Philippines]
Procter & Gamble Australia Proprietary Limited [Australia]
Procter & Gamble Austria GmbH [Austria]
Procter & Gamble Azerbaijan Services LLC [Azerbaijan]
Procter & Gamble Bangladesh Private Ltd. [Bangladesh]
Procter & Gamble Blois S.A.S. [France]
Procter & Gamble Brazil Holdings B.V. [Netherlands]
Procter & Gamble Bulgaria EOOD [Bulgaria]
Procter & Gamble Business Services Canada Company [Canada]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2009. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Procter & Gamble Canada Holding B.V. [Netherlands]
Procter & Gamble Central & Eastern Europe GmbH [Germany]
Procter & Gamble Chemical Services Pte. Ltd. [Singapore] (*)
Procter & Gamble Chile Holding Ltda. [Chile]
Procter & Gamble Chile Limitada [Chile]
Procter & Gamble Chile, Inc. [Ohio]
Procter & Gamble Colombia Ltda. [Colombia]
Procter & Gamble Commercial de Cuba, S.A. [Cuba]
Procter & Gamble Commercial LLC [Puerto Rico]
Procter & Gamble Czech Holding B.V. [Netherlands]
Procter & Gamble Czech Republic s.r.o. [Czech Republic]
Procter & Gamble d.o.o. za trgovinu [Croatia]
Procter & Gamble Danmark ApS [Denmark]
Procter & Gamble Detergent (Beijing) Ltd. [China]
Procter & Gamble Development Company A.G. [Switzerland] (*)
Procter & Gamble Distributing (HK) Limited [Hong Kong]
Procter & Gamble Distributing (Philippines) Inc. [Philippines]
Procter & Gamble Distributing New Zealand [New Zealand]
Procter & Gamble Distribution Company (Europe) BVBA [Belgium]
Procter & Gamble Distribution S.R.L. [Romania]
Procter & Gamble Distributorskaya Compania [Russia]
Procter & Gamble do Brasil S/A [Brazil]
Procter & Gamble do Brazil, LLC [Delaware] (*)
Procter & Gamble do Nordeste S/A [Brazil]
Procter & Gamble DS Polska Spolka z o.o. [Poland]
Procter & Gamble Eastern Europe, LLC [Ohio] (*)
Procter & Gamble Ecuador Cia. Ltda. [Ecuador]
Procter & Gamble Egypt [Egypt]
Procter & Gamble Egypt Distribution [Egypt]
Procter & Gamble Egypt Holding [Egypt]
Procter & Gamble Egypt Supplies [Egypt]
Procter & Gamble Energy Company LLC [Ohio]
Procter & Gamble Espana S.A. [Spain]
Procter & Gamble Estonia Ltd. [Estonia]
Procter & Gamble Eurocor N.V. [Belgium]
Procter & Gamble Europe N.V. [Belgium]
Procter & Gamble Europe SA [Switzerland]
Procter & Gamble Export Operations SARL [Switzerland] (*)

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2009. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Procter & Gamble Exports, S. de R.L. [Panama]
Procter & Gamble Far East, Inc. [Ohio]
Procter & Gamble Finance (U.K.) Ltd. [U.K.]
Procter & Gamble Financial Services Ltd. [Ireland] (*)
Procter & Gamble Financial Services SA [Luxembourg]
Procter & Gamble Finland OY [Finland]
Procter & Gamble Food Products SARL [Switzerland] (*)
Procter & Gamble France S.A.S. [France]
Procter & Gamble Germany GmbH [Germany]
Procter & Gamble Germany GmbH & Co. Operations oHG [Germany]
Procter & Gamble Global Holdings Ltd. [Bermuda] (*)
Procter & Gamble GmbH [Germany]
Procter & Gamble Grundstucks-und Vermogensverwaltungs GmbH & Co. KG [Germany]
Procter & Gamble Gulf FZE [United Arab Emirates]
Procter & Gamble Hair Care, LLC [Delaware]
Procter & Gamble Hellas Ltd. [Greece]
Procter & Gamble Holding (HK) Limited [Hong Kong]
Procter & Gamble Holding (Thailand) Limited [Thailand]
Procter & Gamble Holding France S.A.S. [France]
Procter & Gamble Holding GmbH [Germany]
Procter & Gamble Holding S.r.l. [Italy]
Procter & Gamble Holdings (UK) Ltd. [U.K.]
Procter & Gamble Holdings Singapore Pte. Ltd. [Singapore] (*)
Procter & Gamble Home Products Limited [India]
Procter & Gamble Hong Kong Limited [Hong Kong]
Procter & Gamble Hungary Wholesale Trading Partnership (KKT) [Hungary]
Procter & Gamble Hygiene & Health Care Limited [India]
Procter & Gamble Inc. [Canada]
Procter & Gamble India Holdings B.V. [Netherlands]
Procter & Gamble India Holdings, Inc. [Ohio]
Procter & Gamble Industrial Colombia Ltda. [Colombia]
Procter & Gamble Industrial de Guatemala, S.A. [Guatemala]
Procter & Gamble Industrial e Comercial Ltda. [Brazil]
Procter & Gamble Interamericas de Costa Rica, Limitada [Costa Rica]
Procter & Gamble Interamericas de El Salvador, Limitada de Capital Variable [El Salvador]
Procter & Gamble Interamericas de Guatemala, Limitada [Guatemala]
Procter & Gamble Interamericas de Panama, S. de R.L. [Panama]
Procter & Gamble International Finance Funding General Management S.a.r.l. [Luxembourg] (*)

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2009. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Procter & Gamble International Funding SCA [Luxembourg]
Procter & Gamble International Operations Pte. Ltd. [Singapore]
Procter & Gamble International Operations S.A. [Switzerland]
Procter & Gamble International S.a.r.l. [Luxembourg]
Procter & Gamble Investment Company (UK) Ltd. [U.K.]
Procter & Gamble Investment GmbH [Germany]
Procter & Gamble Italia, S.p.A. [Italy]
Procter & Gamble Japan K.K. [Japan]
Procter & Gamble Kazakhstan LLP [Kazakhstan]
Procter & Gamble Korea IE, Co. [Korea]
Procter & Gamble Korea Inc. [Korea]
Procter & Gamble Korea S&D Co. [Korea]
Procter & Gamble Latin America Holding B.V. [Netherlands] (*)
Procter & Gamble Leasing LLC [Ohio]
Procter & Gamble Levant S.A.L. [Lebanon]
Procter & Gamble Limited [U.K.]
Procter & Gamble Luxembourg Global S.a.r.l. [Luxembourg] (*)
Procter & Gamble Manufactura, S. de R.L. de C.V. [Mexico]
Procter & Gamble Manufacturing (Thailand) Limited [Thailand]
Procter & Gamble Manufacturing (Tianjin) Co. Ltd. [China]
Procter & Gamble Manufacturing Belgium N.V. [Belgium]
Procter & Gamble Manufacturing GmbH [Germany]
Procter & Gamble Manufacturing SA [South Africa]
Procter & Gamble Manufacturing Ukraine [Ukraine]
Procter & Gamble Marketing & Commercial Activities d.o.o. Ljubljana [Slovenia]
Procter & Gamble Marketing and Services d.o.o. [Serbia and Montenegro]
Procter & Gamble Marketing DOOEL Skopje [Macedonia]
Procter & Gamble Marketing Romania SRL [Romania]
Procter & Gamble Maroc SA [Morocco]
Procter & Gamble Mataro, S.L. [Spain]
Procter & Gamble Materials Management Romania S.R.L. [Romania] (*)
Procter & Gamble Mexico Holding B.V. [Netherlands]
Procter & Gamble Moldova SRL [Moldova]
Procter & Gamble Nederland B.V. [Netherlands]
Procter & Gamble Netherlands Services B.V. [Netherlands]
Procter & Gamble Neuilly S.A.S. [France]
Procter & Gamble Nigeria Limited [Nigeria]
Procter & Gamble Nordic LLC [Ohio]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2009. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Procter & Gamble Norge AS [Norway]
Procter & Gamble NPD, Inc. [Ohio]
Procter & Gamble Operations Polska-Spolka z o.o. [Poland]
Procter & Gamble Overseas India B.V. [Netherlands]
Procter & Gamble Overseas Ltd. [U.K.]
Procter & Gamble Pakistan (Private) Limited [Pakistan]
Procter & Gamble Peru S.R.L. [Peru]
Procter & Gamble Pet Care (Australia) Pty. Ltd. [Australia]
Procter & Gamble Pharmaceuticals Canada, Inc. [Canada]
Procter & Gamble Pharmaceuticals France SAS [France]
Procter & Gamble Pharmaceuticals Iberia, S.L. [Spain]
Procter & Gamble Pharmaceuticals Longjumeau S.A.S. [France]
Procter & Gamble Pharmaceuticals N.V. [Belgium]
Procter & Gamble Pharmaceuticals Nederland BV [Netherlands]
Procter & Gamble Pharmaceuticals Puerto Rico LLC [Puerto Rico]
Procter & Gamble Pharmaceuticals SARL [Switzerland]
Procter & Gamble Pharmaceuticals UK Limited [U.K.]
Procter & Gamble Pharmaceuticals, Inc. [Ohio]
Procter & Gamble Pharmaceuticals-Germany GmbH [Germany]
Procter & Gamble Philippines, Inc. [Philippines]
Procter & Gamble Platform, Inc. [Ohio]
Procter & Gamble Polska-Spolka z o.o [Poland]
Procter & Gamble Porto, Lda. [Portugal]
Procter & Gamble Portugal S.A. [Portugal]
Procter & Gamble Prestige Products S.A. [Portugal]
Procter & Gamble Prestige Products S.A. [Spain]
Procter & Gamble Product Supply (U.K.) Limited [U.K.]
Procter & Gamble Productions, Inc. [Ohio]
Procter & Gamble RHD, Inc. [Ohio]
Procter & Gamble RSC Regional Service Company Ltd. [Hungary]
Procter & Gamble S.r.l. [Italy]
Procter & Gamble Satis ve Dagitim Ltd. Sti. [Turkey]
Procter & Gamble Senegal S.a.r.l. [Senegal]
Procter & Gamble Service GmbH [Germany]
Procter & Gamble Services (Switzerland) SA [Switzerland] (*)
Procter & Gamble Services Company N.V. [Belgium]
Procter & Gamble Services LT [Lithuania]
Procter & Gamble Services Ltd. [Kenya]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2009. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Procter & Gamble Singapore Investment Pte. Ltd. [Singapore] (*)
Procter & Gamble South Africa Proprietary Limited [South Africa]
Procter & Gamble South America Holding B.V. [Netherlands]
Procter & Gamble Sri Lanka Private Ltd. [Sri Lanka]
Procter & Gamble Sverige AB [Sweden]
Procter & Gamble Switzerland SARL [Switzerland]
Procter & Gamble Taiwan Limited [Taiwan]
Procter & Gamble Technical Centres Limited [U.K.]
Procter & Gamble Technology (Beijing) Co., Ltd. [China]
Procter & Gamble Trading (Thailand) Limited [Thailand]
Procter & Gamble Trading International S.a.r.l. [Switzerland] (*)
Procter & Gamble Trgovaeko Drustvo d.o.o. Sarajevo [Bosnia]
Procter & Gamble Tuketim Mallari Sanayii A.S. [Turkey]
Procter & Gamble UK [U.K.]
Procter & Gamble Ukraine [Ukraine]
Procter & Gamble Verwaltungs GmbH [Germany] (*)
Procter & Gamble Vietnam Co. Ltd. [Vietnam]
Procter & Gamble, Spol. s.r.o. (Ltd.) [Slovak Republic]
Procter & Gamble-Rakona s.r.o. [Czech Republic]
Productos Cosmeticos, S.L. [Spain]
Professional Care Logistics, S.L. [Spain]
Progam Realty & Development Corporation [Philippines]
Promotora de Bienes y Valores, S. de R.L. de C.V. [Mexico]
PT Kosmindo [Indonesia]
PT Procter & Gamble Home Products Indonesia [Indonesia]
PUR Water Purification Products, Inc. [Ohio]
Redmond Products, Inc. [Minnesota]
Richardson-Vicks do Brasil Quimica e Farmacêutica Ltda [Brazil]
Richardson-Vicks Real Estate Inc. [Ohio]
Riverfront Music Publishing Co., Inc. [Ohio]
Rosemount Corporation [Delaware] (*)
RPI Management, Inc. [Nevada]
Russwell OOO [Russia]
R-V Chemicals Holdings Ltd. [Ireland] (*)
S.C. Detergenti S.A. [Romania]
S.P.F. Beaute SAS [France]
San Francisco Pet Imaging, Inc. [California]
San Francisco Pet Imaging, LLC [Ohio]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2009. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Scannon GmbH [Germany]
Sebastian Europe GmbH [Germany]
Series Acquisition B.V. [Netherlands]
Series Overseas Investment Ltd. [Bermuda] (*)
Shulton (Great Britain) Ltd. [U.K.]
Shulton, Inc. [New Jersey]
Sigma Cosmetica International S.A [Uruguay]
SPD Development Company Limited [U.K.]
SPD Swiss Precision Diagnostics GmbH [Switzerland]
Star Parfums Verwaltungs GmbH [Germany]
Sulcosma Distribuidora de Cosmeticos Ltda. [Brazil] (*)
Surfac S.R.L. [Peru]
Sycamore Productions, Inc. [Ohio]
Tambrands Inc. [Delaware]
Tambrands Limited [U.K.]
Tambrands Ukraine Ltd. [Ukraine]
Tefa Holdings (Pty) Ltd [South Africa] (*)
Temple Trees Impex & Investment Private Limited [India]
The Dover Wipes Company [Ohio]
The Gillette Company [Delaware]
The Iams Company [Ohio]
The Malabar Company [Delaware] (*)
The Procter & Gamble Distributing LLC [Delaware]
The Procter & Gamble GBS Company [Ohio]
The Procter & Gamble Global Finance Company [Ohio]
The Procter & Gamble International Insurance Company, Limited [Ireland] (*)
The Procter & Gamble Manufacturing Company [Ohio]
The Procter & Gamble Paper Products Company [Ohio]
The Procter & Gamble U.S. Business Services Company [Ohio]
The Wella Corporation [Delaware]
Universal Beauty Supply Corp. [Puerto Rico] (*)
Vidal Sassoon (Shanghai) Academy [China]
Vidal Sassoon Co. [Ohio]
WEBA Betriebsrenten-Verwaltungsgesellschaft mbH [Germany]
Wella (Ireland) Ltd. [Ireland] (*)
Wella (U.K.) Ltd. [U.K.]
Wella (UK) Holdings Ltd. [U.K.]
Wella AB [Sweden] (*)

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name

THE PROCTER & GAMBLE COMPANY AND SUBSIDIARIES

The registrant’s subsidiaries are listed below, omitting certain entities that have de minimis activity or are in the process of being liquidated that, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of June 30, 2009. Entities denoted with an asterisk (*) are among those currently planned for liquidation.

Wella AG [Germany]
Wella Argentina Ondabel S.A. [Argentina]
Wella Beteiligungen GmbH [Switzerland] (*)
Wella Canada, Inc. [Canada]
Wella Chile S.A. [Chile]
Wella Colombiana Ltda. [Colombia]
Wella Cosmetics China Ltd. Co. [China]
Wella CZ s.r.o. [Czech Republic]
Wella Danmark A/S [Denmark] (*)
Wella de México, S. de R.L. de C.V. [Mexico]
Wella France S.A.S. [France]
Wella Grundstucks-und Vermogensverwaltungs AG & Co. KG [Germany]
Wella Hellas Ltd. [Greece]
Wella Hong Kong Limited [Hong Kong] (*)
Wella India Hair Cosmetics Private Limited [India]
Wella Intercosmetic GmbH [Germany]
Wella Japan Co. Ltd. [Japan]
Wella Korea Co. Ltd. [Korea]
Wella Kozmetik Sanayi ve Ticaret Limited [Turkey]
Wella Magyarorszag Kft. [Hungary]
Wella Malaysia Sdn. Bhd. [Malaysia]
Wella Management GmbH [Germany]
Wella Manufacturing GmbH [Germany]
Wella New Zealand [New Zealand]
Wella Nordamerika Beteiligungen GmbH [Germany] (*)
Wella Paraguay S.A. [Paraguay]
Wella Philippines Inc. [Philippines]
Wella Polska Spolka z o.o. [Poland] (*)
Wella Portugal Sociedade Unipessoal Lda. [Portugal] (*)
Wella Romania srl [Romania]
Wella Slovensko s.r.o. [Slovak Republic]
Wella Taiwan Co. Ltd. [Taiwan]
Wella Thailand Ltd. [Thailand]
Wella Trading (Thailand) Ltd. [Thailand]
Wella UK Holdings Ltd. [Great Britain]
Wella Ukraina [Ukraine]
Zogi SRL [Italy]

[ ] Brackets indicate state or country of incorporation and do not form part of corporate name